Exhibit 99.1

      FTC ISSUES REQUESTS FOR ADDITIONAL INFORMATION IN SERVICE CORPORATION
                        INTERNATIONAL / ALDERWOODS MERGER

    HOUSTON and CINCINNATI, May 25 /PRNewswire-FirstCall/ -- Service Corporation International (NYSE: SCI) ("SCI") and Alderwoods Group, Inc. (Nasdaq: AWGI) ("Alderwoods") today announced that they have each received a request for additional information from the Federal Trade Commission ("FTC") in connection with its review of SCI's pending acquisition of Alderwoods. The FTC requests extend the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. SCI and Alderwoods intend to continue to work with the FTC and to respond promptly to the request. In addition, the Canadian Competition Bureau has certified as complete the long-form filings made by SCI and Alderwoods under the Competition Act (Canada). The statutory waiting period under the Competition Act will expire on June 30, 2006. The companies continue to believe that the pending acquisition will be completed by the end of 2006.

    Forward-Looking Statements

    Certain statements contained in this press release, including, but not limited to, information regarding the expected closing of the proposed transaction, as well as certain information in other filings with the Securities Exchange Commission ("SEC") and elsewhere are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933 and Section 21E(i) of the Securities Exchange Act of 1934. The words "believe," "will," "continue," "intend," "expect" and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including the following: the ability to obtain regulatory approvals of the proposed transaction on the proposed terms and schedule; the failure of Alderwoods stockholders to approve the proposed transaction; and various other uncertainties associated with the funeral service industry in general and Alderwoods's and SCI's operations in particular, which are referred to in Alderwoods's and SCI's periodic reports filed with the SEC, especially under the headings "Forward-Looking Statements" and "Risk Factors." Alderwoods and SCI undertake no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

    About Service Corporation International

    Service Corporation International, headquartered in Houston, Texas, owns and operates funeral service locations and cemeteries. Service Corporation International has an extensive network of businesses, including 1,053 funeral service locations and 354 cemeteries in North America as of March 31, 2006. For more information about Service Corporation International, please visit our website at http://www.sci-corp.com .

    About Alderwoods Group, Inc.

    Alderwoods Group, Inc. is the second largest operator of funeral homes and cemeteries in North America, based upon total revenue and number of locations. As of March 25, 2006, Alderwoods operated 584 funeral homes, 73 cemeteries and 60 combination funeral homes and cemeteries throughout North America. Alderwoods provides funeral and cemetery services and products on both an at- need and pre-need basis. In support of the pre-need business, Alderwoods operates insurance subsidiaries that provide customers with a funding mechanism for the pre-arrangement of funerals. For more information about Alderwoods, please visit http://www.alderwoods.com .

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    Service Corporation International Contacts
    Investors:           Debbie Young - Director / Investor Relations
                         (713) 525-9088

    Media:               Greg Bolton - Director / Corporate Communications
                         (713) 525-5235

                         Steve Frankel / Jamie Moser
                         Joele Frank, Wilkinson Brimmer Katcher
                         (212) 355-4449

    Alderwoods Group, Inc. Contact
    Investors / Media:   Kenneth A. Sloan - Executive Vice President, Chief
                         Financial Officer
                         (416) 498-2455

SOURCE  Service Corporation International
    -0-                             05/25/2006
    /CONTACT: investors, Debbie Young, Director, Investor Relations, +1-713-525-9088, or media, Greg Bolton, Director, Corporate Communications, +1-713-525-5235, both of Service Corporation International; or Steve Frankel, or Jamie Moser, both of Joele Frank, Wilkinson Brimmer Katcher, +1-212-355-4449, for Service Corporation International; or Kenneth A. Sloan, Executive Vice President, Chief Financial Officer of Alderwoods Group, Inc.,
+1-416-498-2455/
    /Web site:  http://www.sci-corp.com
                http://www.alderwoods.com /
    (SCI AWGI)